UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2005

HORIZON LINES HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-123681	55-0816583
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01. OTHER EVENTS.

On May 3, 2005, Horizon Lines Holding Corp. (the “Company”) delivered a certain quarterly report (the “Quarterly Report”) dated May 3, 2005, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, to the holders of record of its 9% senior notes due 2012 pursuant to the requirements of an indenture dated July 7, 2004, among the Company, Horizon Lines, LLC, the guarantors party thereto, and The Bank of New York Trust Company, N.A. (the “Indenture”).

The Quarterly Report is being filed with the Securities and Exchange Commission pursuant to the requirements of the Indenture.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit No.	Description
99.1	Quarterly report dated May 3, 2005 delivered by Horizon Lines Holding Corp. to the holders of record of its 9% senior notes due 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES HOLDING CORP.
(Registrant)

Date: May 3, 2005	By:	/s/ M. Mark Urbania
M. Mark Urbania
Senior Vice President, Chief Financial Officer
and Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Quarterly report dated May 3, 2005 delivered by Horizon Lines Holding Corp. to the holders of record of its 9% senior notes due 2012.

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